                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 16, 1997
               --------------------------------------------------
                Date of Report (date of earliest event reported)

                           ATHENA MEDICAL CORPORATION
                          dba A-FEM Medical Corporation
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                          0-17119                      33-0202574
---------------                 ----------------             -------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

                           ATHENA MEDICAL CORPORATION
                          10180 S.W. Nimbus Avenue, J-5
                               Portland, OR  97223
                                 (503) 968-8800
               --------------------------------------------------
           (Address including zip code and telephone number, including area code, of registrant's principal executive offices)


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ITEM 5.  OTHER EVENTS

     EXECUTION OF AGREEMENT RELATING TO PADETTE-TM-.

     On May 16, 1997, ATHENA Medical corporation dba A-FEM Medical Corporation (the "Company") signed an agreement effective as of April 28, 1997 (the "Effective Date") with The Procter & Gamble Company ("P&G") related to its Padette-TM- interlabial pad. Under the terms of the agreement, the Company has granted P&G the right to make, use and sell products embodying the Company's interlabial product technology ("Technology") and to utilize the Company's current trademarks relating to the interlabial pad, including Padette-TM-, Fresh 'n Fit-Registered Trademark- and Tampette-TM- in connection therewith. Under the agreement, P&G paid the Company $2,000,000 and will pay up to an additional $2,000,000 depending upon P&G's use of the Technology. For 12 months from the Effective Date, the Technology may not be licensed to any one other than P&G, although the Company may continue to use the Technology to make, use and sell products under its name and sell its products to third parties for private label sale to consumers and, after such 12 month period, license its technology, to make, use and sell products to third parties.

     If P&G fails to meet certain goals set forth in the agreement, the license will terminate. In the event of certain changes in control of the Company, certain of the Company's current trademarks used in connection with the Technology will be transferred to P&G.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBITS

     10.1* Agreement dated effective as of April 28, 1997 between P&G and the Company.


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*    Confidential portions of this Agreement have been deleted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATHENA MEDICAL CORPORATION


                                        /s/ William H. Fleming
Date:  May 20, 1997                     --------------------------------------
                                        William H. Fleming
                                        President, Chief Operating Officer
                                        and Secretary


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                                INDEX OF EXHIBITS

     The following exhibits are filed as part of this Current Report on Form 8-K.

EXHIBIT        DESCRIPTION

10.1* Agreement dated effective as of April 28, 1997 between P&G and the Company


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*    Confidential portions of this Agreement have been deleted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


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